Note 14 - Net Income (Loss) Per Share	12 Months Ended
Oct. 31, 2019
Notes to Financial Statements
Earnings Per Share [Text Block]
(14)	Net Income (Loss) Per Share

The following is a reconciliation of the numerators and denominators of the net income (loss) per share computations for the periods presented:

	Years ended October 31,
	2019	2018	2017
Net income (loss) (numerator)	$(5,669,321)	$1,068,753	$(1,738,771)
Shares (denominator)	7,387,141	7,593,435	6,546,862
Basic and diluted net income (loss) per share	$(0.77)	$0.14	$(0.27)

Nonvested shares which have been issued and are outstanding as of October 31, 2019 and October 31, 2017 totaling 127,750 and 743,865, respectively, were not included in the computation of basic and diluted net loss per share for the years ended October 31, 2019 and October 31, 2017 (because to include such shares would have been antidilutive, or in other words, to do so would have reduced the net loss per share for that period).